As filed with the Securities and Exchange Commission on February 22, 1999


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 February 18, 1999

                        Exact name of Registrant as
        Commission      specified in its charter, address              State of
     I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporati
on   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida
        59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (727) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida
         59-0247770
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (727) 866-5151



The address of neither registrant has changed since the last report.

     This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1998:

     Florida Progress issued an Investor News report dated February 18, 1999, regarding an increase in its annual dividend, and Florida Power issued a News Release dated February 19, 1999, regarding its construction of peaking units. Copies of the Investor News report and News Release are being filed herewith as Exhibits 99.(a) and 99.(b) respectively.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Investor News report dated February 18, 1999 regarding increase in Florida Progress dividend.


99.(b) Florida Power News Release dated February 19, 1999 regarding construction of peaking units.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.



                          FLORIDA PROGRESS CORPORATION

                            FLORIDA POWER CORPORATION

                               /s/Pamela A. Saari
                                        By:____________________________
                                        Pamela A. Saari
                          Treasurer of each Registrant



Date:  February 19, 1999

                               EXHIBIT INDEX



Exhibit No.            Description of Exhibit

99.(a) Florida Progress Investor News report dated February 18, 1999 regarding increase in Florida Progress' dividend.


99.(b) Florida Progress News Release dated February 19,1999 regarding construction of peaking units.